UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-1347616
(State of incorporation)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Pioneer Power Solutions, Inc. (the “Company”) held on May 11, 2017 (the “Annual Meeting”), the following three proposals were submitted to a vote of the Company’s stockholders:

(1)	Election of seven directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified, for which the following were nominees: Nathan J. Mazurek, Thomas Klink, Yossi Cohn, David J. Landes, Ian Ross, David Tesler and Jonathan Tulkoff.

(2)	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

(3)	An advisory vote on executive compensation, as disclosed in the Company’s proxy materials.

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 13, 2017, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1)	Each of the following nominees for director received the number of votes set forth opposite his name, constituting in each case a plurality of the votes cast at the Annual Meeting for the election of such director to serve for a term of one year or until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nathan J. Mazurek	6,877,196	55,937	880,957
Thomas Klink	6,262,130	671,003	880,957
Yossi Cohn	6,637,852	295,281	880,957
David J. Landes	6,877,196	55,937	880,957
Ian Ross	6,637,852	295,281	880,957
David Tesler	6,913,728	19,405	880,957
Jonathan Tulkoff	6,637,852	295,281	880,957

(2)	The vote, based on votes cast in person or by proxy, for the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was as follows:

Votes For	Votes Against	Votes Abstaining
7,808,390	560	5,140

(3)	The vote, based on votes cast in person or by proxy, for the advisory vote on executive compensation was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
6,801,674	55,433	76,026	880,957

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: May 12, 2017	By:	/s/ Thomas Klink
	Name:	Thomas Klink
	Title:	Chief Financial Officer